Exhibit 99.1
HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
SUPPLEMENTAL QUARTERLY SEGMENT INFORMATION

	Three Months Ended
	March 31, 2025	June 30, 2025	Sept 30, 2025	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Net sales
Aerospace Technologies	$4,172	$4,307	$4,511	$3,669	$3,891	$3,912	$3,986
Building Automation	1,692	1,826	1,878	1,426	1,571	1,745	1,798
Process Automation and Technology	1,445	1,613	1,598	1,352	1,408	1,478	1,681
Industrial Automation	1,597	1,574	1,447	1,703	1,697	1,677	1,699
Corporate and All Other	19	2	3	7	5	7	5
Total Net sales from continuing operations	$8,925	$9,322	$9,437	$8,157	$8,572	$8,819	$9,169
Total Net sales from discontinued operations[1]	$897	$1,030	$971	$948	$1,005	$909	$919
Segment profit
Aerospace Technologies	$1,099	$1,098	$1,178	$1,035	$1,060	$1,082	$811
Building Automation	440	479	502	350	397	452	482
Process Automation and Technology	313	386	389	289	346	381	448
Industrial Automation	230	256	215	285	270	286	272
Corporate and All Other[2]	(80)	(140)	(157)	(100)	(171)	(162)	(146)
Total segment profit from continuing operations	$2,002	$2,079	$2,127	$1,859	$1,902	$2,039	$1,867
Total segment profit from discontinued operations[1]	$256	$287	$280	$235	$297	$257	$243

	Three Months Ended
	March 31, 2025	June 30, 2025	Sept 30, 2025	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Aerospace Technologies
Commercial Aviation Original Equipment	$627	$586	$632	$674	$668	$617	$264
Commercial Aviation Aftermarket	1,899	1,916	2,085	1,659	1,798	1,758	1,929
Defense and Space	1,646	1,805	1,794	1,336	1,425	1,537	1,793
Total Net Aerospace Technologies sales	4,172	4,307	4,511	3,669	3,891	3,912	3,986
Building Automation
Products	919	1,007	1,028	755	835	950	983
Solutions	773	819	850	671	736	795	815
Total Net Building Automation sales	1,692	1,826	1,878	1,426	1,571	1,745	1,798
Process Automation and Technology
Projects	602	667	687	528	534	556	652
Aftermarket	843	946	911	824	874	922	1,029
Total Net Process Automation and Technology sales	1,445	1,613	1,598	1,352	1,408	1,478	1,681
Industrial Automation
Products	1,200	1,161	1,021	1,245	1,237	1,222	1,238
Solutions	397	413	426	458	460	455	461
Total Net Industrial Automation sales	1,597	1,574	1,447	1,703	1,697	1,677	1,699
Corporate and All Other	19	2	3	7	5	7	5
Total Net sales from continuing operations	$8,925	$9,322	$9,437	$8,157	$8,572	$8,819	$9,169
Total Net sales from discontinued operations[1]	$897	$1,030	$971	$948	$1,005	$909	$919

1	Effective October 30, 2025, Honeywell completed the spin-off of its Advanced Materials (AM) business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Corporate expenses historically allocated to AM and not eligible to be part of discontinued operations are included in Corporate and All Other.

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
SUPPLEMENTAL ANNUAL SEGMENT INFORMATION

	Years Ended Dec 31,
	2024	2023
Net sales
Aerospace Technologies	$15,458	$13,624
Building Automation	6,540	6,031
Process Automation and Technology	5,919	5,683
Industrial Automation	6,776	7,659
Corporate and All Other	24	12
Total Net sales from continuing operations	$34,717	$33,009
Total Net sales from discontinued operations[1]	$3,781	$3,653
Segment profit
Aerospace Technologies	$3,988	$3,760
Building Automation	1,681	1,529
Process Automation and Technology	1,464	1,390
Industrial Automation	1,113	1,388
Corporate and All Other[2]	(579)	(504)
Total segment profit from continuing operations	$7,667	$7,563
Total segment profit from discontinued operations[1]	$1,032	$1,035

	Years Ended Dec 31,
	2024	2023
Aerospace Technologies
Commercial Aviation Original Equipment	$2,223	$2,397
Commercial Aviation Aftermarket	7,144	6,241
Defense and Space	6,091	4,986
Total Net Aerospace Technologies sales	15,458	13,624
Building Automation
Products	3,523	3,358
Solutions	3,017	2,673
Total Net Building Automation sales	6,540	6,031
Process Automation & Technology
Projects	2,270	2,257
Aftermarket	3,649	3,426
Total Net Process Automation and Technology sales	5,919	5,683
Industrial Automation
Products	4,942	5,237
Solutions	1,834	2,422
Total Net Industrial Automation sales	6,776	7,659
Corporate and All Other	24	12
Total Net sales from continuing operations	$34,717	$33,009
Total Net sales from discontinued operations[1]	$3,781	$3,653

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Corporate expenses historically allocated to AM and not eligible to be part of discontinued operations are included in Corporate and All Other.

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
BUILDING AUTOMATION
Net Sales

	Three Months Ended
	March 31, 2025	June 30, 2025	Sept 30, 2025	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Net sales	$1,692	$1,826	$1,878	$1,426	$1,571	$1,745	$1,798
Cost of products and services sold	868	944	990	764	844	926	948
Selling, general and administrative and other expenses	384	403	386	312	330	367	368
Segment profit	$440	$479	$502	$350	$397	$452	$482

	2024	2023
Net sales	$6,540	$6,031
Cost of products and services sold	3,482	3,240
Selling, general and administrative and other expenses	1,377	1,262
Segment profit	$1,681	$1,529

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
PROCESS AUTOMATION AND TECHNOLOGY
Net Sales

	Three Months Ended
	March 31, 2025	June 30, 2025	Sept 30, 2025	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Net sales	$1,445	$1,613	$1,598	$1,352	$1,408	$1,478	$1,681
Cost of products and services sold	809	896	896	753	736	$792	$924
Selling, general and administrative and other expenses	323	331	313	310	326	305	309
Segment profit	$313	$386	$389	$289	$346	$381	$448

	2024	2023
Net sales	$5,919	$5,683
Cost of products and services sold	3,205	$3,220
Selling, general and administrative and other expenses	1,250	1,073
Segment profit	$1,464	$1,390

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
INDUSTRIAL AUTOMATION
Net Sales

	Three Months Ended
	March 31, 2025	June 30, 2025	Sept 30, 2025	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Net sales	$1,597	$1,574	$1,447	$1,703	$1,697	$1,677	$1,699
Cost of products and services sold	989	958	911	1,046	1,075	1,051	1,067
Selling, general and administrative and other expenses	378	360	321	372	352	340	360
Segment profit	$230	$256	$215	$285	$270	$286	$272

	2024	2023
Net sales	$6,776	$7,659
Cost of products and services sold	4,239	4,758
Selling, general and administrative and other expenses	1,424	1,513
Segment profit	$1,113	$1,388

Appendix

Non-GAAP Financial Measures

The following information provides definitions and reconciliations of certain non-GAAP financial measures presented in this supplemental schedule to which this reconciliation is attached to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP).

Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Certain measures presented on a non-GAAP basis represent the impact of adjusting items net of tax. The tax-effect for adjusting items is determined individually and on a case-by-case basis. Other companies may calculate these non-GAAP measures differently, limiting the usefulness of these measures for comparative purposes.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors are urged to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell’s business.

Honeywell International Inc.
Reconciliation of Organic Sales % Change
(Unaudited)

	Three Months Ended			Year Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Honeywell
Reported sales % change	9%	9%	7%	5%
Less: Foreign currency translation	(1)%	—%	—%	(1)%
Less: Acquisitions, divestitures and other, net	5%	4%	1%	3%
Organic sales % change	5%	5%	6%	3%

Aerospace Technologies
Reported sales % change	14%	11%	15%	13%
Less: Foreign currency translation	—%	—%	—%	—%
Less: Acquisitions, divestitures and other, net	5%	5%	3%	2%
Organic sales % change	9%	6%	12%	11%

Building Automation
Reported sales % change	19%	16%	8%	8%
Less: Foreign currency translation	(2)%	—%	1%	(1)%
Less: Acquisitions, divestitures and other, net	13%	8%	—%	7%
Organic sales % change	8%	8%	7%	2%

Process Automation and Technology
Reported sales % change	7%	15%	8%	4%
Less: Foreign currency translation	(2)%	1%	—%	(1)%
Less: Acquisitions, divestitures and other, net	6%	8%	14%	2%
Organic sales % change	3%	6%	(6)%	3%

Industrial Automation
Reported sales % change	(6)%	(7)%	(14)%	(12)%
Less: Foreign currency translation	(1)%	1%	1%	(1)%
Less: Acquisitions, divestitures and other, net	—%	(8)%	(16)%	—%
Organic sales % change	(5)%	—%	1%	(11)%

We define organic sales percentage as the year-over-year change in reported sales from continuing operations relative to the comparable period, excluding the impact on sales from foreign currency translation and acquisitions, net of divestitures, for the first 12 months following the transaction date. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Honeywell International Inc.
Reconciliation of Operating Income to Segment Profit
(Unaudited)
(Dollars in millions)

	Three Months Ended March 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$1,721	$249	$1,626	$234
Stock compensation expense[2]	59	2	52	1
Repositioning, Other[3,4]	59	3	94	(2)
Pension and other postretirement service costs[5]	13	1	15	1
Amortization of acquisition-related intangibles[6]	135	1	69	1
Acquisition-related costs[7]	—	—	3	—
Impairment of assets held for sale	15	—	—	—
Segment profit	$2,002	$256	$1,859	$235

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold and Selling, general and administrative expenses.
5	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
6	Included in Cost of products and services sold.
7	Included in Other (income) expense. Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.

	Three Months Ended June 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$1,843	$271	$1,692	$286
Stock compensation expense[2]	55	2	54	1
Repositioning, Other[3,4]	42	12	50	8
Pension and other postretirement service costs[5]	14	1	15	1
Amortization of acquisition-related intangibles[6]	132	1	84	1
Acquisition-related costs[7]	(7)	—	7	—
Segment profit	$2,079	$287	$1,902	$297

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold and Selling, general and administrative expenses.
5	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
6	Included in Cost of products and services sold.
7	Included in Other (income) expense. Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.

Honeywell International Inc.
Reconciliation of Operating Income to Segment Profit (Continued)
(Unaudited)
(Dollars in millions)

	Three Months Ended September 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$1,484	$270	$1,610	$248
Stock compensation expense[2]	32	4	44	1
Repositioning, Other[3,4]	444	4	63	6
Pension and other postretirement service costs[5]	18	1	15	1
Amortization of acquisition-related intangibles[6]	140	1	119	1
Acquisition-related costs[7]	9	—	15	—
Indefinite-lived intangible asset impairment[2]	—	—	48	—
Impairment of assets held for sale	—	—	125	—
Segment profit	$2,127	$280	$2,039	$257

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold and Selling, general and administrative expenses.
5	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
6	Included in Cost of products and services sold.
7	Included in Other (income) expense. Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.

	Three Months Ended December 31,
	2024
	Continuing Operations	Discontinued Operations[1]
Operating income	$1,521	$224
Stock compensation expense[2]	39	2
Repositioning, Other[3,4]	58	15
Pension and other postretirement service costs[5]	16	1
Amortization of acquisition-related intangibles[6]	139	1
Impairment of assets held for sale	94	—
Segment profit	$1,867	$243

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold and Selling, general and administrative expenses.
5	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
6	Included in Cost of products and services sold.

	Years Ended December 31,
	2024		2023
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$6,449	$992	$6,110	$974
Stock compensation expense[2]	189	5	197	5
Repositioning, Other[3,4]	265	27	900	52
Pension and other postretirement service costs[5]	61	4	64	2
Amortization of acquisition-related intangibles[6]	411	4	290	2
Acquisition-related costs[7]	25	—	2	—
Indefinite-lived intangible asset impairment[2]	48	—	—	—
Impairment of assets held for sale	219	—	—	—
Segment profit	$7,667	$1,032	$7,563	$1,035

1	Effective October 30, 2025, Honeywell completed the spin-off of its AM business into an independent, publicly traded company, Solstice Advanced Materials. The AM business had historically been part of the Energy and Sustainability Systems reportable segment. In connection with the spin-off, the AM business is reported as discontinued operations in all periods presented.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold and Selling, general and administrative expenses.
5	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
6	Included in Cost of products and services sold.
7	Included in Other (income) expense. Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
We define operating income as net sales less total cost of products and services sold, research and development expenses, impairment of assets held for sale, and selling, general and administrative expenses. We define segment profit, on an overall Honeywell basis, as operating income, excluding stock compensation expense, pension and other postretirement service costs, amortization of acquisition-related intangibles, certain acquisition- and divestiture-related costs and impairments, and repositioning and other charges. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.